UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2024

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
The following unaudited pro forma balance sheet has been prepared to illustrate the impact of events that followed the close of the Company’s year ended December 31, 2023, including (i) the Company’s receipt of proceeds from the sale of the securities in private placement transactions that closed on January 31, 2024 and March 13, 2024 and (ii) the sale of real-estate on January 19, 2024. The Company is providing this information to evidence the Company’s compliance with the minimum $5 million stockholders’ equity requirement for initial listing on The Nasdaq Capital Market. In that regard, the Company believes that as of the date of this Form 8-K, stockholders’ equity exceeds $5 million.

The unaudited pro forma balance sheet is based on the Company’s balance sheet as of December 31, 2023, as contained in the Company's 10-K for the year then ended, filed with the Securities and Exchange Commission on March 22, 2024, adjusted to reflect the subsequent events after the balance sheet date of December 31, 2023, as set out in Note 14 of the 10-K and as described above, as if the events occurred on December 31, 2023.
This unaudited pro forma balance sheet is for informational purposes only, and should be read in conjunction with the more detailed audited condensed consolidated financial statements and related notes thereto included in the Company’s Form 10-K for the year ended December 31, 2023.
The information furnished with this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it will not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet of the Company as of December 31, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: April 3, 2024	/s/ Kaitlyn Arsenault
Name: Kaitlyn Arsenault
Title: Chief Financial Officer